                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 6
                                       TO
                                    FORM T-3
                FOR APPLICATIONS FOR QUALIFICATION OF INDENTURES
                                   UNDER THE
                          TRUST INDENTURE ACT OF 1939

                             ----------------------


                           SAN JACINTO HOLDINGS INC.
                              (NAME OF APPLICANT)

                      2121 San Jacinto Street, Suite 1000
                              Dallas, Texas  75201
                    (Address of Principal Executive Offices)

                             ----------------------


                            SECURITIES ISSUED UNDER
                            THE INDENTURE QUALIFIED

    Title of Class                                     Amount
    --------------                                     ------

12% Senior Subordinated Notes                        Maximum of
Due December 31, 2002                                $66,138,406



                           Name and Address of Agent
                            for Service of Process:

                                 Elvis L. Mason
                           San Jacinto Holdings Inc.
                      2121 San Jacinto Street, Suite 1000
                              Dallas, Texas  75201

                                with a copy to:

                          J. Kenneth Menges, Jr., P.C.
                   Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                        1700 Pacific Avenue, Suite 4100
                           Dallas, Texas  75201-4618



                 Effective Date of Form T-3:  January 25, 1996



                      This Document Consists of ____ Pages
                       Exhibit Index Begins on Page ____

                                                                  March 23, 1997

POST-EFFECTIVE AMENDMENT NO. 6 TO FORM T-3

Filed herewith as Exhibit T3E-10 is the 1996 Annual Report of San Jacinto Holdings Inc. (the "Company") and Safeguard Business Systems, Inc. which is required to be furnished to holders of the Company's 12% Senior Subordinated Notes (the "New Notes") and filed with the Securities and Exchange Commission pursuant to Section 4.03 of the indenture between the Company and U.S. Trust Company of Texas, N.A., as Trustee which governs the New Notes of the Company.

THE DATE OF THIS POST-EFFECTIVE AMENDMENT NO. 6 TO FORM T-3 IS MARCH 23, 1997.

Contents of Application for Qualification. This application for qualification comprises:

         (a)     One page, numbered 1.

**       (b)     The Statement of Eligibility and Qualification of U.S. Trust Company of Texas, N.A. as trustee under the New Notes
                 Indenture to be qualified.

         (c)     The following exhibits in addition to those filed as part of the Statement of Eligibility and Qualification of the
                 trustee.

**               EXHIBIT T3A - Certificate of Incorporation, with all amendments thereto, of the Company.

**               EXHIBIT T3B - Amended and Restated By-laws of the Company.

**               EXHIBIT T3C-1 - Indenture dated as of ___________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

**               EXHIBIT T3C-2 - Indenture dated as of ____________, 1995, between the Company and U.S. Trust Company of Texas,
                 N.A., as Trustee pursuant to the Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3C-3 - Indenture dated as of _____________, 1996, between the Company and U.S. Trust Company of Texas,
                 N.A., as Trustee pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3C-4 - Amended Indenture dated as of January 26, 1996, between the Company and U.S. Trust Company of
                 Texas, N.A., as Trustee.

                 EXHIBIT T3D - Not Applicable.

**               EXHIBIT T3E-1 - Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-2(a) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due
                 December 31, 2000.

**               EXHIBIT T3E-2(b) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due
                 December 31, 2000.

**               EXHIBIT T3E-2(c) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due
                 December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T2E-2(d) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due
                 December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-2(e) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes  due
                 December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-2(f) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due
                 December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-3(a) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior
                 Subordinated Notes due December 31, 2000.

**               EXHIBIT T3E-3(b) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated
                 Debentures due December 31, 2000.


------------
*        Filed herewith
**       Filed previously.

**               EXHIBIT T3E-3(c) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

**               EXHIBIT T3E-3(d) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other
                 Nominees to their clients.

**               EXHIBIT T3E-3(e) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior
                 Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-3(f) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated
                 Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-3(g) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees
                 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-3(h) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other
                 Nominees to their clients pursuant to the Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-3(i) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior
                 Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent
                 Solicitation.

**               EXHIBIT T3E-3(j) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated
                 Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-(k) - Form of letter to Broker, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-(l) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other
                 Nominees to their clients pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-4(a) - Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-4(b) - Second Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-4(c) - Third Supplement to Exchange Offer and Consent Solicitation.

**               EXHIBIT T3E-5 - Notice of Extension of Expiration Date.

**               EXHIBIT T3E-6 - 1995 Annual Report of the Company and Safeguard Business Systems, Inc.

**               EXHIBIT T3E-7 - Quarterly Financial Statements for the three month period ended March 31, 1996.

**               EXHIBIT T3E-8 - Quarterly Financial Statements for the three and six month periods ended June 30, 1996.


------------
*        Filed herewith
**       Filed previously.

**               EXHIBIT T3E-9 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1996.

 *               EXHIBIT T3E-10 - 1996 Annual Report of the Company and Safeguard Business Systems, Inc.

**               EXHIBIT T3F - A cross reference sheet showing the exact location of the provisions of the New Notes Indenture inserted therein pursuant to Section 310 through 318(A), inclusive, of the Act (included as part of Exhibit T3C).

------------
*        Filed herewith
**       Filed previously.

                                  SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the applicant, San Jacinto Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Washington, Pennsylvania on the 23th day of March, 1997.

(SEAL)


                                  SAN JACINTO HOLDINGS INC.



Attest:                           By:  /s/ Elvis L. Mason
                                      ----------------------
                                 Name: Elvis L. Mason
                                 Title:President and Chief Executive Officer

 /s/ James R. Braun
----------------------------
Name: James R. Braun
Title: Assistant Secretary

                                EXHIBIT INDEX


EXHIBIT NO.                 EXHIBIT                                                          PAGE
-----------                 -------                                                          ----
  **     EXHIBIT T3A        Certificate of Incorporation, with all amendments thereto, of
                            the Company   . . . . . . . . . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3B        Amended and Restated By-laws of the Company   . . . . . . . . .

  **     EXHIBIT T3C-1      Indenture dated as of ___________, 1995, between the Company and
                            U.S. Trust Company of Texas, N.A., as Trustee   . . . . . . . .

  **     EXHIBIT T3C-2      Indenture dated as of ___________, 1995, between the Company and
                            U.S. Trust Company of Texas, N.A., as Trustee pursuant to the
                            Supplement to Exchange Offer and Consent Solicitation   . . . .

  **     EXHIBIT T3C-3      Indenture dated as of _________, 1996, between the Company and
                            U.S. Trust Company of Texas, N.A., as Trustee pursuant to the
                            Third Supplement to Exchange Offer and Consent Solicitation . .

  **     EXHIBIT T3C-4      Amended Indenture dated as of January 26, 1996, between the
                            Company and U.S. Trust Company of Texas, N.A., as Trustee   . .

         EXHIBIT T3D        Not Applicable  . . . . . . . . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3E-1      Exchange Offer and Consent Solicitation   . . . . . . . . . . .

  **     EXHIBIT T3E-2(a)   Form of Letter of Transmittal to holders of the Company's 8%
                            Senior Subordinated Notes due December 31, 2000   . . . . . . .

  **     EXHIBIT T3E-2(b)   Form of Letter of Transmittal to holders of the Company's 8%
                            Subordinated Debentures due December 31, 2000   . . . . . . . .

  **     EXHIBIT T3E-2(c)   Form of Letter of Transmittal to holders of the company's 8%
                            Senior Subordinated Notes due December 31, 2000 pursuant to the
                            Supplement to Exchange Offer and Consent Solicitation.  . . . .

  **     EXHIBIT T3E-2(d)   Form of Letter of Transmittal to holders of the Company's 8%
                            Subordinated Debentures due December 31, 2000 pursuant to the
                            Supplement to Exchange Offer and  Consent Solicitation.   . . .

  **     EXHIBIT T3E-2(e)   Form of Letter of Transmittal to holders of the Company's 8%
                            Senior Subordinated Notes due December 31, 2000 pursuant to the
                            Third Supplement to Exchange Offer and Consent Solicitation . .

------------
*        Filed herewith
**       Filed previously.

  **     EXHIBIT T3E-2(f)   Form of Letter of Transmittal to holders of the Company's 8%
                            Senior Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation

  **     EXHIBIT T3E-3(a)   Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31,
                            2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3E-3(b)   Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31,
                            2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


  **     EXHIBIT T3E-3(c)   Form of letter to Brokers, Dealers, Commercial Banks, Trust
                            Companies and Other Nominees  . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3E-3(d)   Form of letter to be sent by Brokers, Dealers, Commercial Banks,
                            Trust Companies and Other Nominees to their clients   . . . . .

  **     EXHIBIT T3E-3(e)   Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31,
                            2000 pursuant to the Supplement to Exchange Offer and Consent
                            Solicitation  . . . . . . . . . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3E-3(f)   Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31,
                            2000 pursuant to the Supplement to Exchange Offer and Consent
                            Solicitation  . . . . . . . . . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3E-3(g)   Form of letter to Brokers, Dealers, Commercial Banks, Trust
                            Companies and Other Nominees pursuant to the Supplement to
                            Exchange Offer and Consent Solicitation   . . . . . . . . . . .

  **     EXHIBIT  T3E-3(h)  Form of letter to be sent by Brokers, Dealers, Commercial Banks,
                            Trust Companies and Other Nominees to their clients pursuant to
                            the Supplement to Exchange Offer and Consent Solicitation   . .

  **     EXHIBIT T3E-3(i)   Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31,
                            2000 pursuant to the Third Supplement to Exchange Offer and
                            Consent Solicitation  . . . . . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3E-3(j)   Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31,
                            2000 pursuant to the Third Supplement to Exchange Offer and
                            Consent Solicitation  . . . . . . . . . . . . . . . . . . . . .

------------
*        Filed herewith
**       Filed previously.

  **     EXHIBIT T3E-3(k)   Form of letter to Broker, Dealers, Commercial Banks, Trust
                            Companies and Other Nominees pursuant to the Third Supplement to
                            Exchange Offer and Consent Solicitation   . . . . . . . . . . .

  **     EXHIBIT T3E-3(l)   Form of letter to be sent by Brokers, Dealers, Commercial Banks,
                            Trust Companies and Other Nominees to their clients pursuant to the Third Supplement to Exchange Offer and Consent Solicitation

  **     EXHIBIT T3E-4(a)   Supplement to Exchange Offer and Consent Solicitation   . . . .

  **     EXHIBIT T3E-4(b)   Second Supplement to Exchange Offer and Consent Solicitation  .

  **     EXHIBIT T3E-4(c)   Third Supplement to Exchange Offer and Consent Solicitation   .

  **     EXHIBIT T3E-5      Notice of Extension of Expiration Date  . . . . . . . . . . . .

  **     EXHIBIT T3E-6      1995 Annual Report of the Company and Safeguard Business
                            Systems, Inc.   . . . . . . . . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3E-7      Quarterly Financial Statements for the three month period ended
                            March 31, 1996.   . . . . . . . . . . . . . . . . . . . . . . .

  **     EXHIBIT T3E-8      Quarterly Financial Statements for the three and six month periods ended June 30, 1996.  . . . . . . . . . . . . . . . . .

  **     EXHIBIT  T3E-9     Quarterly Financial Statements for the three and nine month
                            periods ended September 30, 1996.   . . . . . . . . . . . . . .

  *      EXHIBIT T3E-10     1996 Annual Report of the Company and Safeguard Business
                            Systems, Inc.   . . . . . . . . . . . . . . . . . . . . . . . .

------------
*        Filed herewith
**       Filed previously.